UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Cardinal Bankshares Corporation

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CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P. O. Box 215

Floyd, Virginia 24091

Phone 540-745-4191

Fax 540-745-4133

Dear Shareholders:

The Directors of Cardinal Bankshares Corporation invites you to attend our 2008 Annual Meeting of Shareholders to be held in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia on Wednesday, April 23, 2008, at 2:00 p.m.

The attached Notice of 2008 Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. At the Meeting, Shareholders will vote to elect six directors of Cardinal Bankshares Corporation.

Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the enclosed proxy. A postage-paid envelope is enclosed for your convenience. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

After the Annual Meeting, shareholders are invited to remain for light refreshments and visiting.

The Board of Directors and management of Cardinal Bankshares Corporation appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Leon Moore
Leon Moore
Chairman of the Board,
President and CEO

Floyd, Virginia

March 27, 2008

CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P. O. Box 215

Floyd, Virginia 24091

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of the holders of shares of common stock of Cardinal Bankshares Corporation will be held on Wednesday, April 23, 2008, at 2:00 p.m., in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia, for the following purposes:

1.	The election of six directors until the 2009 Annual Meeting of shareholders or in the case of each director, until his successor is duly elected and qualifies; and

2.	To transact such other business as may properly be brought before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 17, 2008 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Leon Moore
Leon Moore
Chairman of the Board,
President and CEO

Floyd, Virginia

March 27, 2008

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU OWN. EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED.

CARDINAL BANKSHARES CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

APRIL 23, 2008

GENERAL INFORMATION

This proxy statement is furnished to holders of common stock of Cardinal Bankshares Corporation ("Cardinal") in connection with the solicitation by and on behalf of the Board of Directors of Cardinal of the enclosed proxy to be used at the 2008 Annual Meeting of Shareholders of Cardinal to be held in the Bank of Floyd Conference Room (located adjacent to the Bank of Floyd) at 101 Jacksonville Circle, Floyd, Virginia, on Wednesday, April 23, 2008, at 2:00 p.m., and at any adjournment thereof. The principal executive offices of Cardinal are located at 101 Jacksonville Circle, P. O. Box 215, Floyd, Virginia 24091. The approximate mailing date of this Proxy Statement, the accompanying proxy and the Annual Report to Shareholders (which is not part of Cardinal’s soliciting materials) is March 27, 2008.

The cost of solicitation of proxies will be borne by Cardinal. Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Cardinal stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of Cardinal may without additional compensation solicit proxies by telephone, personal contact, telegraph, facsimile or other electronic means.

VOTING OF PROXIES

The proxy solicited hereby, if properly signed and returned to Cardinal and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no choice is specified and/or no contrary instructions are given on an executed and returned proxy, the proxy will be voted “for” the nominees listed in Item 1 of the proxy, and in the discretion of the proxies on any other matter which may properly come before the Meeting and all adjournments or postponements of the Meeting. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with Cardinal at Cardinal Bankshares Corporation, 101 Jacksonville Circle, P. O. Box 215, Floyd, Virginia 24091, Attention: Ronald Leon Moore; (ii) submitting a duly executed proxy bearing a later date to Cardinal at Cardinal Bankshares Corporation, 101 Jacksonville Circle, P. O. Box 215, Floyd, Virginia 24091, Attention: Ronald Leon Moore; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the designated official at such Meeting notice of his or her intention to vote in person. Presence at the Annual Meeting does not of itself revoke the proxy. Proxies solicited hereby may be exercised only at the Annual Meeting and at any adjournment thereof and will not be used for any other meeting.

VOTING SHARES AND VOTING RIGHTS

Only holders of record of common stock at the close of business on March 17, 2008 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of March 7, 2008, Cardinal had 1,535,733 shares of common stock outstanding. A majority of the outstanding shares of common stock must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Each share of common stock is entitled to one vote at the Annual Meeting. For the purpose of determining the presence of a quorum, shares represented on any matter will be counted as present and represented on all matters to be acted upon, including any matter with respect to which the holder of such shares abstains from voting ("abstentions"). Broker non-votes (in which brokers do not vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the Meeting, and will not be included in determining whether a quorum is present.

Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy at the Annual Meeting. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Abstentions and broker non-votes will not be counted toward a nominee's achievement of a plurality.

Other Matters. Approval of any other matter that properly comes before the Meeting will require the affirmative vote of a majority of the shares represented at the Meeting and entitled to vote on the particular matter. In tabulating votes cast on any such other matter, abstentions will be considered votes cast, and accordingly will have the same effect as a negative vote. Broker non-votes, on the other hand, will not be counted as shares entitled to be voted on the particular matter, and therefore will have no impact on the outcome of the vote.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth as of March 7, 2008 certain information regarding those persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who Cardinal knows were the beneficial owners of 5% or more of the outstanding shares of Cardinal’s common stock:

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Common Stock	Joseph H. Conduff, Jr.	96,853	(1)	6.31
	P.O. Box 113 Floyd, VA 24091

Common Stock	Hot Creek Capital, L.L.C.	92,614		6.03
	6900 S McCarran Blvd Suite 3040 Reno, Nevada 89509

(1)	Includes 10,074 shares owned with his wife and children.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of March 7, 2008 the beneficial ownership of Cardinal’s common stock by all (1) directors, (2) named executive officers and (3) directors and named executive officers as a group. Unless otherwise indicated, based on information furnished by such shareholders, management believes that each person has sole voting and investment power with respect to all shares beneficially owned by such person and the address of each shareholder is the same as Cardinal’s address.

Title of Class	Name of Beneficial Owner	Amount and Nature Of Beneficial Ownership		Percent of Class
Common Stock	Dr. Joseph Howard Conduff, Jr.	96,853	(2)	6.31
Common Stock	J. Alan Dickerson	0	(6)	(1)
Common Stock	William R. Gardner, Jr.	1,420	(3)	(1)
Common Stock	Kevin D. Mitchell	20,910	(4)	1.36
Common Stock	Ronald Leon Moore	7,815	(5)	(1)
Common Stock	Dr. A. Carole Pratt	820		(1)
Common Stock	Stephanie K. Sigman	40	(8)	(1)
Common Stock	Dorsey H. Thompson	960	(7)	(1)
Common Stock	George Harris Warner, Jr.	320		(1)
Common Stock	All directors and named executive officers as a group (nine persons)	129,098		8.41

(1)	Less than 1 percent.
(2)	Includes 10,074 shares owned with his wife and children.
(3)	Includes 100 shares owned by his wife.
(4)	Includes 4,620 shares owned by his wife, 1,638 shares owned jointly with his wife, and 660 shares owned as custodian for his son.
(5)	Mr. Moore is a director and named executive officer and his beneficial ownership includes 3,210 shares owned by his wife, and 1,519 shares owned jointly with his wife.
(6)	Mr. Dickerson began his tenure on June 18, 2007 and is a named executive officer.
(7)	Includes 860 shares owned jointly with his wife – Mr. Thompson retired as a director effective February 1, 2008.
(8)	Mrs. Sigman resigned effective June 20, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Cardinal’s directors and executive officers, and persons who own more than 10% of a registered class of Cardinal’s equity securities, file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of common stock and other equity securities of Cardinal. The same persons are also required by Securities and Exchange Commission regulation to furnish Cardinal with copies of all Section 16(a) forms that they file. To Cardinal’s knowledge, based solely on Cardinal’s review of the copies of such reports furnished to it or written representations from certain reporting persons that all such reports were filed with the Commission on a timely basis during the year ended December 31, 2007, Cardinal believes all Section 16(a) filing requirements applicable to officers, directors and more than 10% shareholders were complied with in a timely manner.

ITEM 1 – ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to hold office. If elected, Dr. Joseph Howard Conduff, Jr., William R. Gardner, Jr., Kevin D. Mitchell, Ronald Leon Moore, Dr. A. Carole Pratt, and G. Harris Warner, Jr. shall hold office until the 2009 Annual Meeting of Shareholders, or until their respective successors are duly elected and qualify. It is the intention of the named proxies, unless otherwise directed, to vote in favor of the election of the six nominees for director named in this paragraph for a one-year term.

Other than Ronald Leon Moore, no director’s employer or business is an affiliate of Cardinal Bankshares Corporation. G. Harris Warner, Jr., a director, is partner with Warner & Renick, PLC, a firm which provides general legal services to the bank related to usual banking activities. All nominees for director are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards, except Mr. Moore.

Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.

INFORMATION CONCERNING NOMINEES AND EXECUTIVE OFFICERS

The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting and for all executive officers. All of the nominees for election as directors currently serve as directors of Cardinal and of Bank of Floyd, Cardinal’s wholly owned subsidiary. No director or nominee serves as a director of any other company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or is subject to the requirements of Section 15(d) of the Exchange Act or of any company registered as an investment company under the Investment Company Act of 1934.

NOMINEES FOR DIRECTOR

Director (Age)	Position with Cardinal, Principal Occupation and Other Business Experience	Director Since
Dr. Joseph Howard Conduff, Jr. (50)	Dentist in private practice. Floyd, Virginia (Chairman of Cardinal’s Audit Committee)	4/24/02

William R. Gardner, Jr. (65)	Semi-Retired Educator Floyd County Public Schools Willis, Virginia (Vice Chairman of Board of Directors, Chairman of Cardinal’s Asset/Liability Committee and Nominating Committee)	3/12/96

Kevin D. Mitchell (69)	Dairy farmer Floyd, Virginia	3/12/96

Ronald Leon Moore (66)	Chairman, President and Chief Executive Officer of Cardinal and Bank of Floyd Floyd, Virginia	3/12/96

Dr. A. Carole Pratt (56)	General Dentist Drs. Pratt and Mansell, D.D.S. Pulaski, Virginia	3/10/04

G. Harris Warner, Jr. (46)	Attorney-at-Law Roanoke, Virginia	2/18/04

THE BOARD OF DIRECTORS OF CARDINAL RECOMMENDS A VOTE FOR THE

NOMINEES FOR DIRECTOR NAMED ABOVE.

EXECUTIVE OFFICERS

Ronald Leon Moore, 66 – Chairman, President and Chief Executive Officer of Cardinal and Bank of Floyd.

Mr. Moore joined Bank of Floyd in 1988 as a Senior Vice President. In 1990 he became President and Chief Executive Officer at Bank of Floyd. Since Cardinal’s formation in 1996, he has served as President and Chief Executive Officer of Cardinal. He has served in the capacity of Chairman of Cardinal and of Bank of Floyd since 2000. Mr. Moore has served as a director of Bank of Floyd since 1989 and of Cardinal since 1996.

J. Alan Dickerson, 46 – Vice President and Chief Financial Officer of Cardinal and Vice President and Cashier of Bank of Floyd.

Mr. Dickerson joined Cardinal on June 18, 2007 as Vice President and Chief Financial Officer and was named Vice President and Cashier of Bank of Floyd. Mr. Dickerson has over twenty-two years experience in private industry as an internal auditor, controller and chief financial officer. Prior to joining Cardinal, Mr. Dickerson served as Chief Financial Officer, Secretary and Treasurer for Independence Lumber, Inc. and its affiliate companies overseeing all aspects of finance, accounting and administration.

DESIGNATION OF INDEPENDENT AUDITORS

On May 8, 2007, the Company’s Audit Committee approved the engagement of Elliott Davis, LLC, to serve as the Company’s independent accountants for the fiscal year ended December 31, 2007. The Audit Committee intends to conduct a review to select its independent accounts for engagement for the fiscal year ending December 31, 2008 and expects to complete the review by mid 2008. A representative of Elliott Davis, LLC will be present at the Annual Meeting, have an opportunity to make a statement if so desired and will be available to answer questions.

BOARD OF DIRECTORS MEETINGS, COMMITTEES,

COMMUNICATIONS WITH DIRECTORS AND ANNUAL MEETING ATTENDANCE

During 2007 the Board of Directors held fourteen meetings, the Audit Committee of the Board met four times, the Asset Liability Management Committee met three times, the Nominating Committee met one time and the Executive Committee held no meetings. During 2007, each director attended more than 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which the director was on the Board and (ii) the total number of meetings of the Board Committees on which he served.

Committees of the Board

The Board of Directors has standing Audit, Executive and Asset Liability Management Committees. The Board of Directors also appoints a Nominating Committee specifically for each of Cardinal’s annual shareholders meeting. It is not a standing committee. On April 25, 2007, the Board of Directors appointed a Compensation Committee comprised of the following members: Mr. Gardner, Dr. Pratt and Mr. Warner.

The Compensation Committee is appointed annually, makes recommendations to the Board of Directors and is not a standing committee and does not have a charter. The Board (without Mr. Moore’s participation) and using the Compensation Committee’s recommendations as a guideline, reviews the performance and determines the compensation of the Chief Executive Officer. The board has delegated to the CEO to determine other executive officer compensation. Cardinal uses no compensation consultants in determining executive and director compensation.

The Board of Directors itself is responsible for overseeing the compensation and benefits structure of Cardinal and administers any executive compensation plans and reviews management succession plans. Mr. Moore does not participate in Board discussions or decisions involving his own performance or compensation.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its fiduciary responsibilities relating to Cardinal’s corporate accounting and financial reporting practices and internal controls. The Audit Committee is also responsible for investigating concerns regarding accounting and financial reporting matters from employees and others. The Audit Committee recommends to the Board of Directors for approval the firm to be employed as its independent accountants to audit Cardinal’s consolidated financial statements; reviews and approves the scope, purpose and type of audit services to be performed by the internal and external auditors; reviews the activities and findings of the internal and external auditors to determine the effectiveness of the audit function; reviews procedures for ensuring compliance with Cardinal’s policies on conflict of interest; ensures that standards of ethical behavior and proper compliance programs are established and maintained throughout Cardinal and renders regular reports to the Board of Directors on its activities and findings.

The Audit Committee consists of four members. They are: Dr. J. Howard Conduff, Jr. (Chairman), William R. Gardner, Jr., Kevin D. Mitchell and A. Carole Pratt. The Board of Directors has determined that each of the four members is independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. The Board has adopted for the Audit Committee a written charter, which is reviewed and reassessed periodically for adequacy. The Audit Committee Charter was attached to the Proxy Statement dated March 28, 2006, issued with respect to the 2006 Annual Meeting of Shareholders. For more information related to the Audit Committee, please see the Report of the Audit Committee elsewhere in this Proxy Statement.

Executive Committee

The Executive Committee exercises all the powers of the Board that may be lawfully delegated when the Board of Directors is not in session.

The Executive Committee consists of Ronald Leon Moore (Chairman), Joseph Howard Conduff, Jr., William R. Gardner, Jr., A. Carole Pratt and G. Harris Warner, Jr.

Asset Liability Management Committee

The Asset Liability Management Committee is responsible for maintaining and ensuring adherence to Cardinal’s Risk/Asset Liability Policy, managing interest rate risk, capital risk, earnings risk and reports to the Board. The Asset Liability Management Committee consists of William R. Gardner, Jr. (Chairman), Kevin D. Mitchell, Ronald Leon Moore, Dorsey H. Thompson (Mr. Thompson retired as a director on February 1, 2008) and G. Harris Warner, Jr.

Nominating Committee

The Nominating Committee is responsible for finding, evaluating, considering and proposing nominees to stand for election to the Board of Directors. The Nominating Committee does not have a Charter. The Nominating Committee is specifically appointed by the Board of Directors each year to evaluate, consider and propose to the Board of Directors nominees for election to Cardinal’s Board of Directors at the annual shareholders meeting next following the Committee’s appointment. The Board does not believe that it needs a separate standing committee, because the full Board is comprised predominantly of independent directors and is able to perform the function of reviewing recommended board nominees in accordance with Cardinal’s Articles of Incorporation and Bylaws. Cardinal is a community banking institution located in a rural, thinly populated market and believes that the directors are well positioned in the community to evaluate the nominees proposed by the Nominating Committee.

Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, able to develop meaningful new customer relationships, knowledgeable about the business markets served by Cardinal, and able to represent the interests of all shareholders in a balanced way and not merely those of any special interest group. Candidates should be able to work well with others and free of any conflict of interest that would violate any law or interfere with the proper performance of a director’s duties. The candidate must be able and willing to devote sufficient time to the business of the Board to be an effective director, and he or she must have agreed in writing to be a director of Cardinal.

The Nominating Committee will consider director candidates properly recommended by shareholders. Shareholders wishing to suggest candidate(s) for consideration at the 2009 Annual Meeting of Shareholders should submit their proposed candidates in accordance with the timeframe and procedures set forth in the paragraph entitled "SUBMISSION OF SHAREHOLDER PROPOSALS" in this Proxy Statement. These candidates must have the qualifications, described above, applicable to all candidates. In addition to candidates properly recommended by shareholders, the Committee considers candidates recommended by other directors, management, employees and community leaders. The Committee also considers and evaluates current directors for renomination. In evaluating current directors, in addition to the factors set forth above, the Committee considers the director’s performance and participation as a director and the value of the director’s length of service and experience with Cardinal.

The Nominating Committee meets at least once before the upcoming annual shareholders’ meeting to consider the renomination of the existing directors and to consider any other candidates brought to the Committee’s attention properly by outside shareholders or other non-shareholder sources. The Nominating Committee does not utilize the services of a third party search firm. This process includes reviewing and evaluating the credentials of all candidates in respect to the nominee positions to be filled under the criteria described above. The Nominating Committee compares the experience, expertise and personal qualities of potential candidates with the experience, expertise and personal qualities that are identified as being desirable for the Board of Directors at any given time.

The Nominating Committee for the 2008 Annual meeting consists of William R. Gardner, Jr. (Chairman), Joseph Howard Conduff, Jr. and A. Carole Pratt.

The Board of Directors has determined that all Nominating Committee members are “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. standards.

Communications with Directors

The Board of Directors has a process for shareholders to communicate with it. Shareholders are encouraged to communicate with the full Board or with individual directors. Shareholders may send their written communication in writing to Board of Directors, c/o Corporate Secretary, P.O. Box 215, Floyd, Virginia, 24091 indicating whether it is intended for the Board as a whole, for the Chairman of a Committee of the Board or for one or more named individual directors. All such communications will be forwarded to the appropriate director(s) for whom they appear intended as soon as practicable.

Board Member Attendance at Annual Meetings

The Board of Directors recognizes that attendance by directors at annual meetings of the shareholders benefits Cardinal by giving directors an opportunity to meet, talk with and hear the suggestions or concerns of shareholders and by giving shareholders access to directors that they may not otherwise have. The Board also recognizes that directors have their own business and personal interests and are not employees. Their attendance at annual shareholder meetings is not mandatory. However, it is the policy of the Board of Directors that directors be strongly encouraged to attend each annual shareholders’ meeting. At the 2007 annual meeting of shareholders, all of the directors, except Mr. Warner, were present.

COMPENSATION AND OTHER MATTERS

Compensation Of Directors

Members of the Board of Directors are paid $400 for each board meeting they attend and $150 for each committee meeting they attend.

Name	Fees Earned or Paid in Cash ($)		Deferred Compensation Earnings ($)		All Other Compensation ($)		Total Compensation ($)
J. Howard Conduff, Jr	6,000		—		—		6,000
William R. Gardner, Jr	6,600		—		439	(1)	7,039
Kevin D. Mitchell	5,850		8,482	(2)	646	(1)	14,978
A. Carole Pratt	5,550		—		—		5,550
Dorsey H. Thompson	5,100	(3)	—		—		5,100
G. Harris Warner, Jr.	5,250		—		—		5,250

(1)	Reportable economic value benefit of insurance coverage provided by a bank owned split dollar life insurance plan.
(2)	Mr. Mitchell has accrued deferred retirement compensation payable through April 1, 2013. This is the amount of deferred compensation that he withdrew in 2007.
(3)	Mr. Thompson retired as a director effective February 1, 2008.

Narrative Disclosure to Summary Compensation Table

General Philosophy

The Company’s primary goal in its compensation program is to retain and properly reward qualified management in respect to the Company’s performance both during the past year and over the longer term. In order to do this, the Company provides salary and a supplemental retirement program for management. It is the intention of the Company, from time to time, to review executive compensation in light of performance, but there is no regular period for review.

Major Elements of Compensation and Compensation Process

The Company has two primary components of executive compensation. The first component is base salary. It is the Board’s responsibility to set the compensation for the Chief Executive Officer. The Board last reviewed and adjusted the salary of the Chief Executive Officer in 2007, which had not been adjusted since 2005.

The Compensation Committee makes recommendations for the Board of Directors to consider based on the historical and current performance of the company and the contribution of the Chief Executive Officer to that performance. The Compensation Committee may not delegate its authority. The Board of Directors sets the compensation for the Chief Executive Officer after evaluating the recommendation of the Compensation Committee based on the Board familiarity with the Company’s performance and the CEO’s contribution to it. The CEO does not participate in the Board’s deliberations in respect to his own corporation. The Board also sets the budget for the rest of the employees of the Company and the Bank as a lump sum number. The Board delegates specific salary decisions for all other employees, including the salary of the Chief Financial Officer, to the Chief Executive Officer. The Board does not direct how the Chief Executive Officer should make these salary decisions.

Since five of the six board members are independent with respect to the Company, the entire Board of Directors (except for the CEO respecting his own compensation) acts upon the recommendations of the compensation committee. The Company deems it appropriate to have the entire board act upon the compensation committee’s recommendations, without the input of the Chief Executive Officer, due to the small size of the board and their independence. The rest of the Board sets Mr. Moore’s compensation and delegates to Mr. Moore the job of measuring and determining compensation for all other employees of the Bank, including the Chief Financial Officer.

The Chief Executive Officer determines the salary for the Chief Financial Officer. The Board of Directors consults Mr. Moore and sets a lump sum, total compensation budget for the entire Company and Bank, except the Chief Executive Officer. The Board delegates to the Chief Executive Officer the responsibility of apportioning that total budget amongst all employees, including the Principal Financial Officer. Accordingly, the Board delegates to the Chief Executive Officer the responsibility of setting the salary for the Chief Financial Officer. The Chief Executive Officer sets that salary after reviewing the Virginia Banker’s Association summary survey of salary and benefits for the prior year for banks of similar size in the western region of Virginia. In addition, the Chief Executive Officer reviews the accuracy and timing of the financial reports, comments from Board members and regulatory officials, and the general attitude of the Chief Financial Officer in terms of his work. The Chief Executive Officer does not review Bank performance in determining this number.

Mr. Moore participates in a Supplemental Executive Retirement Plan established by the Board in 2002. This plan was fully vested by the end of 2006, but no additional funding for this plan was required in 2007. Under this plan, Mr. Moore is eligible to receive monthly payments of $3,750 for 20 years after his retirement.

Mr. Moore also participates in an Endorsement Split Dollar Life Insurance Plan, along with other employees and directors Gardner and Mitchell. This plan was fully funded in 2001, and no contributions were made to this plan on behalf of Mr. Moore in 2007.

Other Benefit Plans

The Company provides Mr. Moore a car and membership in the local country club, solely to facilitate his work in managing the Bank’s branches and attracting business for the Bank. The Company also provides a partially self-directed 401(k) plan for all its employees. The Board makes a decision to contribute to that plan on behalf of employees each year, depending on earnings. When the Company decides to contribute, it does so on a dollar-for-dollar basis up to the lesser of either the maximum percentage contribution determined by the Board or the maximum contribution made by that employee. In addition, the Company provides all eligible employees health, life and dental insurance. All such benefits provided to the named executives are consistent with those provided to all employees.

The Company does not provide executive officers bonuses or any stock options. The Board has a longstanding policy of not offering stock options to its management, because it does not want to affect the ownership percentage of current shareholders.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Ronald Leon Moore	2007	191,250	(1)	66,694	14,236	(2)	272,180
	2006	165,000		94,330	135,425		394,755
Chairman, President and CEO, Cardinal and BOF

Stephanie K. Sigman	2007	46,464	(3)	0	0		46,464
	2006
SVP & PFO, Cardinal; VP & Cashier—BOF

J. Alan Dickerson	2007	59,583	(4)	0	0		59,583
VP & CFO—Cardinal; VP & Cashier—BOF

(1)	Mr. Moore’s current base salary is $210,000, which became effective May 1, 2007. $40,437 of Mr. Moore’s 2007 salary was deferred compensation.
(2)	No employer contributions to Bank of Floyd’s pension plan on behalf of Mr. Moore were made for 2007. No other compensation items were over $10,000. Mr. Moore’s Director’s fees of were $5,500 and $5,850 for 2007 and 2006, respectively.
(3)	Mrs. Sigman’s 2007 salary represents a partial year’s compensation due to her resignation effective June 20, 2007.
(4)	Mr. Dickerson’s 2007 salary represents a partial year’s compensation based on start date of June 18, 2007. Mr. Dickerson’s current annual salary is $110,700.

Employment Agreement

Ronald Leon Moore serves as Chairman, President and Chief Executive Officer of Cardinal and Bank of Floyd pursuant to an employment agreement entered into during February 2001 for a term of five years and later extended to 2007, subsequently extended to 2010. The agreement, as amended during May 2007, provides for base salary of $225,000 per year (subject to annual review), participation in all incentive compensation, retirement and other employee benefit plans provided by Cardinal and Bank of Floyd to their employees, and participation in Bank of Floyd’s Supplemental Executive Retirement Plan further described below. Additionally, under a deferred compensation arrangement between Cardinal and Mr. Moore, he may elect annually to defer receipt of all or a portion of his compensation. In 2007, 2006 and 2005, $40,437 of his annual salary was deferred. The deferred compensation is invested for his benefit by a trustee and distributed to him later under some circumstances.

As defined in Mr. Moore’s employment agreement, should he leave with good reason or be terminated without cause, Mr. Moore will be entitled to receive his full salary remaining through the end of his employment agreement in addition to insurance benefits and SERP benefits. Mr. Moore also has the option of purchasing the company car at book value. Had either event occurred at December 31, 2007, Mr. Moore would have been entitled to salary of $225,000 per year through the end of his employment agreement in 2010 in addition to health benefits premiums of $8,661.00 per year.

Supplemental Executive Retirement Plan

Cardinal’s Chief Executive Officer, Ronald Leon Moore, participates in a Supplemental Executive Retirement Plan (the “SERP”) established by Bank of Floyd during 2002. Under the SERP, Mr. Moore is eligible to receive monthly payments of $3,750 for a period of 20 years following retirement from his employment with Bank of Floyd after his “normal retirement date” of January 1, 2007. The SERP is fully funded, and Mr. Moore has chosen not to receive the monthly payments until such time as he decides to retire. The retirement benefit under the SERP becomes vested at the rate of 20% per year, but immediately becomes 100% vested if Mr. Moore dies or becomes disabled prior to his normal retirement date or if there is a “change in control” of Cardinal Bankshares and Bank of Floyd. At the end of 2006, Mr. Moore was 100% vested in the SERP. Upon Mr. Moore’s death before retirement or after he has begun receiving payments, his benefits will be paid to his estate or designated beneficiary.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed with management the audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61 (Communication with Audit Committee). In addition, the Audit Committee has received from the independent auditors the written disclosures and letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the independent auditors their independence from Cardinal and its management.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Cardinal’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

Fees Paid to Independent Auditor

The following fees were paid to Elliott Davis, LLC, for services provided to Cardinal for the fiscal years ended December 31, 2007 and 2006, respectively.

	2007	2006
Audit Fees	$65,415	$69,400
Audit-Related Fees	$18,151	$11,000
Tax Fees	$4,169	$4,500
Other Fees	$—	$—

The Audit Fees are for professional services rendered for the audit of Cardinal’s annual consolidated financial statements and for the reviews of the consolidated financial statements included in Cardinal’s quarterly reports on Form 10Q. During the years ended December 31, 2007 and 2006, Elliott Davis, LLC did not render any professional services to Cardinal in connection with the design and implementation of financial information systems. The Audit-Related Fees are for services rendered related to accounting and disclosures related to various regulatory issues. Tax fees were for tax compliance services and tax consulting services. The Audit Committee approved the non-audit and audit related services provided by Elliott Davis, LLC, and believes that the independent auditor's provision of these services to Cardinal is compatible with the maintenance of the auditor's independence in the conduct of its auditing functions. The Audit Committee intends to conduct a review to select its independent accounts for engagement for the fiscal year ending December 31, 2008 and expects to complete the review by mid 2008.

Financial Expert

We do not have a “financial expert” (as defined in the Sarbanes-Oxley Act of 2002) on the Audit Committee. Cardinal is a small bank holding company located in a rural community. Cardinal is also highly regulated and frequently examined by federal and state banking authorities. Current board members either are business owners, have business backgrounds, or previous financial institution board experience and each has had experience as a Director monitoring financial and regulatory matter. We believe this knowledge and experience adds value to the Audit Committee and obviates the need to have a financial expert. We believe this adds value to the Audit Committee.

Submitted by the members of the Audit Committee:

J. Howard Conduff, Jr. (Chairman)	Kevin D. Mitchell
William R. Gardner, Jr.	A. Carole Pratt

APPROVAL OF INDEPENDENT AUDITOR SERVICES AND FEES

All audit related services, tax services and non-audit services are pre-approved as the need for such services arises by the Audit Committee, which concluded that the provision of such services by Elliott Davis, LLC did not impair that firm’s independence in the conduct of its auditing functions. The Audit Committee approves, consistent with the requirements of the federal securities laws, all auditing services and non-audit services provided to Cardinal by its independent auditors other than certain non-audit services prohibited by law to be performed by the primary independent auditors. The Audit Committee does not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

CODE OF ETHICS

Cardinal has in place a written Code of Ethics for the Chief Executive Officer and Chief Financial Officer. A written Code of Ethics is also in place for the board members and for senior management. A copy is incorporated herein by reference to Exhibit 14 of the Company’s 2007 10-K filed on March 27, 2008. Any shareholder desiring a copy of the Code also may receive one without charge by writing Annette Battle, Executive Secretary, P.O. Box 215, Floyd, Virginia, 24091.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Cardinal’s officers, directors and Principal Shareholders, and other corporations, business organizations, and persons, with which some of Cardinal’s officers, directors and Principal Shareholders are associated, customarily have banking transactions with the Bank of Floyd. All such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time in comparable transactions with others and did not involve more than the normal risk of collectibility or present other unfavorable features.

SHAREHOLDER PROPOSALS

Submission of Shareholder Proposals for Inclusion in Cardinal Proxy Statement and Form of Proxy for 2009 Annual Meeting

Proposals of shareholders intended to be presented at the 2009 Annual Meeting of Shareholders of Cardinal must be received by Cardinal not later than November 28, 2008 and comply with all the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 and otherwise comply with Cardianl’s Bylaws in effect for such meeting, in order to be included in the proxy statement and form of proxy relating to such Annual Meeting. Such proposals, including shareholder nominations of candidates for election as Cardinal directors, should be sent to Cardinal’s principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore by certified mail, return receipt requested. Any proposal that is received by Cardinal after November 28, 2008, will be considered untimely for inclusion in the proxy statement and form of proxy for the 2009 Annual Meeting.

Generally, shareholder proposals and nominations for the Board of Directors to be considered at an annual meeting of shareholders must meet the requirements set forth in Cardinal’s Bylaws as in effect for such meeting.

Submission of Shareholder Proposals or Nominations for Director

Cardinal’s Bylaws provide that no business may be transacted at a shareholders’ meeting except such business as shall be (a) specified in the meeting notice; (b) brought before the meeting at the Board’s direction; or (3) brought before the meeting by a shareholder of record entitled to vote at the meeting in compliance with Rule 14a-8 of the Securities Exchange Commission. A shareholder must mail to Cardinal’s principal office at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore, notice of the shareholder’s proposal no less than 120 days prior to the mailing date of the proxy statement for the previous year’s annual shareholder meeting. The notice of action a shareholder proposes to bring before an annual meeting must include (a) a brief description of the business and the reasons for bringing the business before the meeting; (b) the shareholder’s name and address as they appear on Cardinal’s books; (c) the classes and number of shares of Cardinal owned of record or beneficially by such shareholder; and (d) any material interest of the shareholder in such business, other than his interest as a shareholder of Cardinal.

Similarly, Cardinal’s Bylaws currently provide that any shareholder desiring to nominate one or more persons for election at an annual meeting must submit the name of the proposed nominee(s) in writing, together with a statement signed by each proposed nomineee agreeing to serve, if elected, and a confirmation from the applicable regulatory agencies that each such nominee is qualified to serve. This submission must be submitted to Cardinal at 101 Jacksonville Circle, P.O. Box 215, Floyd, Virginia 24091, Attn: Ronald Leon Moore not less than 30 days prior to the date set for the annual shareholders meeting.

2007 ANNUAL REPORT

Cardinal’s 2007 Annual Report, which includes audited consolidated balance sheets as of December 31, 2007 and December 31, 2006, consolidated statements of income, stockholders’ equity and cash flows for the years ended December 31, 2007, 2006 and 2005 along with the related footnotes is being mailed with this Proxy Statement to shareholders of record as of the close of business on March 17, 2008.

OTHER BUSINESS

The Board of Directors does not know of any matters to be presented for consideration at the Meeting other than those specifically set forth in the Notice of Annual Meeting. However, in the event that any other matters are properly presented for action at the Meeting or any adjournment thereof, it is the intention of the proxy holders named in the enclosed Proxy to take such action as shall be in accordance with their best judgment with respect to such matters.

Shareholders are urged to complete, sign, date and return promptly the enclosed proxy. Your prompt response and cooperation is appreciated.

By Order of the Board of Directors

/s/ Leon Moore
Leon Moore
Chairman of the Board
President and CEO

Dated: March 27, 2008

CARDINAL BANKSHARES CORPORATION

101 Jacksonville Circle

P.O. Box 215

Floyd, Virginia 24091

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Douglas W. Densmore, Ronald Leon Moore and William R. Gardner, Jr. each of whom may act, as proxies, with full power of substitution, to vote all the shares of Common Stock of Cardinal Bankshares Corporation held of record by the undersigned on March 17, 2008, at the Annual Meeting of Shareholders, to be held on April 23, 2008, at 2:00 p.m., and at any adjournment thereof, as follows:

1.	Election of six directors to serve until the 2009 Annual Meeting of Shareholders.

☐	FOR all nominees listed below	☐	AGAINST
	(except as marked to the contrary below)		all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee,

strike a line through the nominee’s name in the list below.)

Dr. Joseph Howard Conduff, Jr.	Ronald Leon Moore
William R. Gardner, Jr.	Dr. A. Carole Pratt
Kevin D. Mitchell	G. Harris Warner, Jr.

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSAL NO. 1

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 27, 2008 with respect to the 2008 Annual Meeting.

(Signature of Shareholder)	(Date)	(Signature of Shareholder)	(Date)

NOTE: When signing as attorney, trustee, administrator, executive or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. In the case of joint tenants, each joint owner must sign.

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.